UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  April 21, 2020
 (Date of earliest event reported):

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2020, the boards of directors of PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility”), approved the following management changes: effective June 30, 2020, William D. Johnson will step down from his position as Chief Executive Officer and President of PG&E Corporation and resign from the boards of directors of PG&E Corporation and the Utility, and William L. Smith will serve as Interim Chief Executive Officer of the Corporation and his service as a director on the Boards of Directors of PG&E Corporation and the Utility will continue.

Mr. Johnson’s resignation from such boards does not involve any disagreement on any matter relating to PG&E Corporation’s or the Utility’s operations, policies or practices.

PG&E Corporation expects to file a Current Report on Form 8-K when Mr. Smith’s compensation arrangement for his service as Interim Chief Executive Officer is approved by the board of directors.

A copy of the related news release dated April 22, 2020 is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	News Release dated April 22, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement Concerning Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E, including expected management changes. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in the Corporation’s and the Utility’s annual report on Form 10-K for the year ended December 31, 2019 and their subsequent reports filed with the SEC. Additional factors include, but are not limited to, those associated with the Chapter 11 cases of PG&E Corporation and the Utility that commenced on January 29, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: April 22, 2020	By:	/s/ JANET C. LODUCA
		Name:	Janet C. Loduca
		Title:	Senior Vice President and General Counsel

PACIFIC GAS AND ELECTRIC COMPANY

Dated: April 22, 2020	By:	/s/ BRIAN M. WONG
		Name:	Brian M. Wong
		Title:	Vice President, Deputy General Counsel and Corporate Secretary